UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2020

ACREAGE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-56021

British Columbia, Canada	98-1463868
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

366 MADISON AVENUE, 11TH FLOOR NEW YORK, NEW YORK, 10017, UNITED STATES
(Address of principal executive offices, including zip code)

(646) 600-9181
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Subordinate Voting Shares, no par value	ACRGF	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Due to the outbreak of coronavirus disease 2019 (“COVID-19”), Acreage Holdings, Inc. (the “Company”) is filing this current report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the period ended March 31, 2020 (the “Quarterly Report”), originally due on May 15, 2020, relying on an order issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020 pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88465) (the “Order”), regarding exemptions granted to certain public companies from specified provisions of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

In December 2019, COVID-19 was reported to have surfaced in Wuhan, China, which has and is continuing to spread throughout China and other parts of the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of the COVID-19 a “Public Health Emergency of International Concern,” and on March 11, 2020, the World Health Organization characterized the outbreak as a “pandemic”. Our operations are located in many states throughout the United States, including New York, one of the areas of the United States hardest-hit by the COVID-19 pandemic. The Company’s corporate headquarters are located in New York City.

As a result of COVID-19, the Company has been following the recommendations of local health authorities to minimize exposure risk for its employees for the past several weeks, including the temporary closures of its offices and having employees work remotely to the extent possible, which has adversely affected employee efficiency and disrupted the Company’s business operations. In particular, these changes have affected the collaboration of our financial reporting team and the accessibility of the Company’s books and records, resulting in delays in the review, preparation and completion of its financial statements for the first quarter of 2020 due to guidance from authorities for employees to follow work from home procedures.

As such, the Company will be relying upon the 45-day grace period provided by the Order to delay filing of its Quarterly Report. The Company will file its Quarterly Report by no later than June 29, 2020, which is 45 days after the original due date of its Quarterly Report.

The Company is supplementing its risk factors previously disclosed in the Company’s public filings with the following risk factor:

Our Results of Operations Have Been and May Continue to Be Negatively Impacted by the COVID-19 Outbreak

In December 2019, a novel strain of coronavirus (“COVID-19”) emerged in Wuhan, China. Since then, it has spread to more than 200 other countries and infections have been reported around the world. On March 11, 2020, the World Health Organization declared the outbreak of COVID-19 a global pandemic.

In response to the outbreak, governmental authorities in the United States, Canada and internationally have introduced various recommendations and measures to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing. The COVID-19 outbreak and the response of governmental authorities to try to limit it are having a significant impact on the private sector and individuals, including unprecedented business, employment and economic disruptions. The continued spread of COVID-19 in the United States, Canada and globally could have an adverse impact on our business, operations and financial results, including through disruptions in our cultivation and processing activities, supply chains and sales channels, as well as a deterioration of general economic conditions including a possible national or global recession. Shelter-in-place orders and social distancing practices designed to limit the spread of COVID-19 have affected and may continue to affect our retail business and corporate offices. We have furloughed employees and temporarily ceased retail operations in North Dakota and Maryland, wholesale operations in Iowa and manufacturing operations and construction in California, Oregon and Washington. We also converted a dispensary in Queens, New York to a delivery only hub. Due to the speed with which the COVID-19 situation is developing and the uncertainty of its magnitude, outcome and duration, it is not possible to estimate its impact on our business, operations or financial results; however, the impact could be material.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s disclosure documents, including the Circular and Acreage’s Annual Information Form for the year ended December 31, 2018 filed on April 29, 2019. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on the Company’s operations, the demand for the Company’s products or services, global supply chains and economic activity in general. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACREAGE HOLDINGS, INC.

Date: April 22, 2020	/s/ Glen Leibowitz
Glen Leibowitz Chief Financial Officer